UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06115

THE SINGAPORE FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: October 31

DATE OF REPORTING PERIOD: October 31, 2008

The Singapore Fund, Inc.

Item 1. Reports to Stockholders.

General Information (unaudited)

The Fund

The Singapore Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund’s Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the “Manager”), an indirect wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund’s NYSE trading symbol is “SGF”. The Fund’s daily NAV is available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes press releases, a monthly market review and a list of the Fund’s top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled “Information” which includes the Fund’s proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted below. All written inquiries should be directed to The Singapore Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Restriction on Beneficial Ownership by Singapore Residents

The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 20% of the Fund’s issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund’s Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund’s shares to residents of Singapore.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Manager to determine how to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission’s website. The

Fund has filed with the Commission its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2008.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s website at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 2, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s website at www.daiwast.com and from the Plan Agent by calling (866) 669-9903 or by writing The Singapore Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

Shareholder Letter (unaudited)

November 10, 2008

Dear Shareholders:

We are pleased to present the Annual Report of The Singapore Fund, Inc. (the “Fund”) for the year ended October 31, 2008.

Performance Review

USD Terms	Nov’07 to Jan’08	Feb’08 to Apr’08	May’08 to July’08	Aug’08 to Oct’08
The Singapore Fund	–23.97%	6.01%	–9.88%	–42.59%
Straits Times Index (“STI”)	–19.92%	10.21%	–7.65%	–43.53%
Relative to Benchmark Index	–4.05%	–4.20%	–2.23%	0.94%

Source: Bloomberg L.P., NAV basis with dividends reinvested, if any.

During the fiscal year, the Fund underperformed the STI in the first three quarters. Following a small out-performance in the final quarter, the Fund underperformed its benchmark by 370 basis points

(“bps”) for the fiscal year. The Fund’s net asset value (“NAV”) (including reinvested dividends) fell 57.5%, compared to the STI’s fall of 53.8% during the fiscal year ended October 31, 2008.

The underperformance was mainly attributable to the Fund’s overweight position in China-related stocks (known collectively as S-Chips) and the property sector from late 2007 to early 2008. Our investment view then was predicated on the potential investment outflows from China in the form of Qualified Domestic Institutional Investor (“QDII”) and Qualified Domestic Retail Investor (“QDRI”) regulations to benefit S-Chips. The property sector was also overweight owing to expectations that the property companies would trade at a premium over their net asset values, given the upward trend in capital values and rental rates. However, the QDII and QDRI programs were halted by the Chinese government in the wake of uncertainty in global equity markets and a weak Chinese domestic equity market. Transactions in the property sector took a dive following the global financial meltdown and ensuing credit crunch. We have since reduced our portfolio allocation to these sectors. Being underweight in banks also negatively impacted the relative performance of the Fund.

Market Review

In October 2007, the STI scaled to a new historic high of 3906, led by strong third quarter 2007 Gross Domestic Product (“GDP”) which gained 9.5% year-on-year. Subsequently, the STI fell to 2745 in March 2008, as the U.S. sub-prime woes weighed on U.S. financial institutions, sending many of them into financial distress. The Singapore government’s plan to increase the supply of residential sites and to scrap a deferred payment scheme for home purchases also weighed on sentiment of the market. In February 2008, Singapore reported a fourth quarter 2007 GDP growth figure that was weaker than expected, falling 4.8% quarter-on-quarter. For 2007, the economy expanded 7.7%, down from 8.2% in 2006. Earlier in the calendar year, Singapore’s economy was forecast by government officials to grow at between 4.5% to 6.5% in 2008. However, that forecast was progressively revised downwards through the course of the year. On the other hand, the outlook for inflation was revised upwards throughout the course of the year owing to the effects of energy and commodity prices.

From March 2008 to early May 2008, the STI rebounded from 2745 to 3270, led by better than expected results from some blue chips and growing hope that the worst of the financial turmoil had passed. S-chips re-bounded strongly, partly fuelled by several measures implemented by China in a move to bolster the sagging stock market such as placing curbs on the sale of non-tradable shares coming out of lock-up periods and the cut in stamp duty on the stock market. However, the rally soon fizzled as oil hit a historical high at around US$150/bbl and the financial sector crisis in the United States spread to the rest of the world and into the credit market. Portfolio de-leveraging and heightened risk aversion led to massive unwinding of carry trades out of the commodities and emerging markets into U.S. Treasuries. Confidence in the global financial sector was severely tested following the collapse of Freddie Mac and Fannie Mae. The financial crisis in the United States climaxed in September 2008 with the bankruptcy of Lehman Brothers, the forced sale of Merrill Lynch to Bank of America and the ultimate bail out of AIG by the Federal Reserve. Market earnings were slashed on a broad-based slowdown in business activities. The Monetary Authority of Singapore shifted its policy to a neutral stance, thus ending a policy of modest and gradual appreciation for the trade-weighted Singapore dollar that had been in place since April 2004.

Outlook and Strategy

Benchmark (%)	Portfolio (%)	Comments

Financial Institutions	32.22	22.26

Concern over asset quality, anemic loan growth and weakness in capital market-related fee income to cap re-rating of banks, despite attractive valuations. A sector limit of 25% is applicable, and the Fund is prohibited from owning DBS Group.

Telecommunications	15.19	13.07

Potential earnings downgrade owing to foreign exchange losses relating to overseas earnings may mar its earnings defensive quality. However, dividends may be more resilient owing to strong balance sheets.

Conglomerates	15.03	11.26	Underweight due to Jardine group of companies where we have a negative view on its earnings which are geared to Hong Kong properties and luxury consumer goods.
Transportation	5.28	10.79	Overweight due to our strong positive view on land transportation, given public policies to encourage higher usage of public transportation.
Property Development	14.19	6.69	Property prices and transactions are likely to be impacted by credit crunch at this point of the economic cycle.
Shipyards	5.42	5.09	Strong order book visibility, but weak economic growth may keep oil prices low, leading to doubts on future order book growth.
Industrial	2.48	4.79	Our holdings in this sector have resilient earnings but trade at low range of multi-year valuation.
Food, Beverage & Tobacco	4.49	4.02	Underweight due mainly to our cautious view on palm oil prices.
Communications—Media	3.70	3.54	Neutral view.
Technology	0.00	3.40	Our stocks in this sector have resilient earnings but trade at low range of multi-year valuation.
Real Estate Investment Trust	1.70	2.64	We avoid office segment REIT owing to greater supply glut.
Commercial Services	0.30	1.02	Our stock in this sector has resilient earnings but trades at low range of multi-year valuation.
Oil & Gas Extraction	0.00	0.75	Our stock in this sector trade at low range of multi-year valuation.

While financial markets in developed economies appeared to have stabilized, the effect of de-leveraging has negatively impacted the financial systems in the emerging markets. The withdrawal of global liquidity and risk aversion exerted systemic pressure on the currencies and risk premium of Asian credits. While Singapore has a strong macro environment, it would not be immune to the fall-out, as nearly half of the stock market’s earnings are derived from the region. Globally, the real economy is also expected to decelerate in the coming months.

The escalation of risk premiums in emerging economies and economic downturn are expected to keep volatility at elevated levels despite historically attractive market valuations. We see a good chance of a relief rally should credit conditions in emerging Asia improve. We are convinced that this will happen sooner rather than later, owing to the much stronger fiscal position of Asian economies today, compared to other emerging regions and also compared to the Asian currency crisis in 1998. However, a more convincing recovery for the stock market will have to wait for earnings risk to plateau. This is likely to happen only when we are nearer to the bottom of the economic downturn.

Non-oil domestic exports are likely to stay weak owing to sluggish external demand. There will be a higher rate of job loss in the months ahead as the impact of financial sector meltdown comes to the fore. Capital values and rentals of properties will fall after rising to sizzling heights last year. Despite de-leveraging in the private sector, we expect public spending to step up. Monetary conditions have been eased to stimulate economic activities.

Fiscal measures are also expected to be implemented to cushion the effect of the external slowdown. Legislative change to include capital gains on Singapore’s foreign reserves in its budget suggests that there will be greater flexibility for the government to boost spending without undue constraint.

Earnings-based valuations are at historical lows, but with skepticism over the earnings outlook, this is unlikely to revert to mean in the near future. Book-based valuations are also near multi-year lows, despite the improving return on equities. Short-term fluctuations aside, we believe the market valuations are extremely attractive on a three-year perspective.

The Fund is tilted towards earnings-resilient domestic sectors and big-caps. After recent sell-offs in the stock market, we are starting to find deep value in other sectors as well. Our bottom-up research focuses on factors such as earnings risk and refinancing risk. We believe it is still too early to go back to mid-caps at this stage of the market.

Portfolio Management

Mr. Kam Yoke Meng, CFA has been responsible for the day-to-day management of the Fund since May 2008. Yoke Meng joined DBS Asset Management Ltd., of which the Fund’s Investment Manager, DBS As-set Management (United States) Pte. Ltd., is a wholly owned subsidiary, in December 2007. Prior to this, he was the Deputy Head of Asian Equities at Lion Capital Management Limited for 14 years.

Mr. Teo Chon Kiat supports Yoke Meng as the alternate portfolio manager. Chon Kiat has been with DBS Asset Management Ltd. since 1998. Since then, he has been managing institution and retail funds.

The Fund’s management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

MASAMICHI YOKOI

Chairman of the Board

Portfolio of Investments

October 31, 2008

COMMON STOCKS—89.32%

Shares		Value	Shares		Value
SINGAPORE—89.32%			Industrial—4.79%
Banks—22.26%			2,560,000	Singapore Technologies Engineering Ltd.†	$ 3,967,922
2,483,000	Oversea-Chinese Banking Corp. Ltd.	$ 8,199,137	Oil & Gas Extraction—0.75%
1,169,000	United Overseas Bank Ltd	10,257,012	445,000	Singapore Petroleum Co. Ltd.†	620,763
		18,456,149	Property Development—6.69%
Commercial Services—1.02%			1,000,000	Capitaland Ltd.†	1,920,615
654,000	SIA Engineering Co. Ltd.†	846,203	200,000	City Developments Ltd.	849,114
Communications—Media—3.54%			981,000	Hongkong Land Holdings, Ltd	2,609,460
1,360,000	Singapore Press Holdings Ltd	2,932,812	1,662,000	Pan Hong Property Group Ltd.@	168,003
Conglomerate—8.15%					5,547,192
200,800	Jardine Matheson Holdings Ltd	4,718,800	Real Estate Investment Trust—2.64%
1,750,000	Noble Group Ltd.	1,226,498	796,000	Ascendas Real Estate Investment Trust	847,550
500,000	Sembcorp Industries Ltd.†	808,680	1,978,000	CDL Hospitality Trusts	879,763
		6,753,978	1,000,000	Frasers Centerpoint Trust	458,252
Diversified—3.11%					2,185,565
216,000	Jardine Strategic Holdings Ltd	2,579,040	Shipyards—5.09%
Electrical Products & Computers—2.28%			1,101,000	Keppel Corp. Ltd.†	3,323,998
4,290,000	CSE Global Ltd	1,893,625	750,000	Sembcorp Marine Ltd.†	899,656
Electronic Components—1.12%					4,223,654
260,000	Venture Corp. Ltd.	928,634	Telecommunications—13.07%
Food, Beverage, Tobacco—3.02%			6,614,000	Singapore Telecommunications Ltd.†	10,830,932
64,800	Dairy Farm International Holdings Ltd	261,792	Transportation—Air—4.85%
2,641,500	Olam International Ltd.	2,242,934	538,340	Singapore Airlines Ltd.†	4,019,683
		2,504,726	Transportation—Land—4.26%
Health & Personal Care—1.00%			3,401,000	SMRT Corp., Ltd.†	3,529,577
500,000	Wilmar International Ltd.	832,266	Transportation—Marine—1.68%
			5,921,000	CWT Ltd	1,396,556
			Total Common Stocks
				(Cost—$102,871,312)	74,049,277

See accompanying notes to financial statements.

TIME DEPOSITS—1.08%
Principal Amount (000)		Value
U.S. DOLLAR—1.08%
69	Bank of New York, 0.05%, due 11/3/08	$ 69,155
826	Citibank Singapore, 0.50%, due 11/3/08	825,596
Total U.S. Dollar Time Deposits (Cost—$894,751)		894,751
Total Investments—90.40% (Cost—$103,766,063)		74,944,028
Other assets less liabilities—9.60%		7,956,624
NET ASSETS (Applicable to 9,363,114 shares of capital stock outstanding; equivalent to $8.85 per share)—100.00%		$82,900,652

†	Deemed to be an affiliated issuer (see page 11).
@

Fair valued security. This security has been valued in good faith in such a manner as prescribed by the Board of Directors. At October 31, 2008 this security had a market value of $168,003, representing 0.20% of net assets.

See accompanying notes to financial statements.

TEN LARGEST EQUITY POSITIONS HELD October 31, 2008		EQUITY CLASSIFICATIONS HELD October 31, 2008
Issue	Percent of Net Assets	Industry	Percent of Net Assets
Singapore Telecommunications Ltd.	13.07%	Banks	22.26%
United Overseas Bank Ltd.	12.37	Telecommunications	13.07
Oversea-Chinese Banking Corp. Ltd.	9.89	Conglomerate	8.15
Jardine Matheson Holdings Ltd.	5.69	Property Development	6.69
Singapore Airlines Ltd.	4.85	Shipyards	5.09
Singapore Technologies Engineering Ltd.	4.79	Transportation—Air	4.85
SMRT Corp., Ltd.	4.26	Industrial	4.79
Keppel Corp. Ltd.	4.01	Transportation—Land	4.26
Singapore Press Holdings Ltd.	3.54	Communications—Media	3.54
Hongkong Land Holdings, Ltd.	3.15	Diversified	3.11
		Food, Beverage, Tobacco	3.02
		Real Estate Investment Trust	2.64
		Electrical Products & Computers	2.28
		Transportation—Marine	1.68
		Electronic Components	1.12
		Commercial Services	1.02
		Health & Personal Care	1.00
		Oil & Gas Extraction	0.75

See accompanying notes to financial statements.

Affiliated Holdings

Temasek Holdings, an Asian investment company located in Singapore, owns 28% of DBS Group, the parent of the Manager. Temasek Holdings also owns at least 25% of the following portfolio securities, which are deemed affiliated holdings because of this common ownership.

Name of Affiliated Holding	Number of Shares Held October 31, 2007	Purchase Cost	Sales Cost	Number of Shares Held October 31, 2008	Market Value at October 31, 2008	Dividend Income
Ascott Residence Trust	2,889,000	$ —	$ 2,933,123	—	$ —	$ —
Capitaland Ltd	1,325,000	4,020,381	1,576,382	1,000,000	1,920,615	143,278
Keppel Corp. Ltd	1,100,000	4,353,528	365,905	1,101,000	3,323,998	611,831
Keppel Land Ltd	380,000	—	394,707	—	—	—
Mapletree Logistics Trust	3,347,000	—	2,070,194	—	—	—
SIA Engineering Co. Ltd	1,512,000	1,337,235	3,368,922	654,000	846,203	99,692
Sembcorp Industries Ltd	1,250,000	961,878	1,800,347	500,000	808,680	74,467
Sembcorp Marine Ltd	—	7,750,763	5,296,119	750,000	899,656	53,282
Singapore Airlines Ltd	387,340	5,496,759	2,069,733	538,340	4,019,683	175,274
Singapore Petroleum Co. Ltd	490,000	1,991,659	1,761,108	445,000	620,763	388,079
Singapore Post Ltd	3,300,000	—	2,032,544	—	—	28,386
Singapore Technologies Engineering Ltd	1,400,000	6,076,006	2,215,038	2,560,000	3,967,922	219,502
Singapore Telecommunications Ltd	5,510,000	7,111,670	1,177,847	6,614,000	10,830,932	476,000
SMRT Corp., Ltd	—	6,587,227	2,054,106	3,401,000	3,529,577	186,335
StarHub Ltd	916,940	1,339,758	2,199,431	—	—	89,028
Total					$30,768,029	$ 2,545,154

See accompanying notes to financial statements.

Statement of Assets and Liabilities

October 31, 2008

Assets
Investment in securities, at value:
Unaffiliated securities (cost—$58,308,112)	$ 44,175,999
Affiliated securities (cost—$45,457,951)	30,768,029	$ 74,944,028
Cash denominated in foreign currency (cost—$8,417,029)		8,396,530
Interest and dividends receivable		31,879
Prepaid expenses		30,568
Total assets		83,403,005
Liabilities
Payable for securities purchased		255,864
Payable for management fees		57,664
Payable for advisory fees		29,192
Payable for other affiliates		26,001
Accrued expenses and other liabilities		133,632
Total liabilities		502,353
Net Assets		$ 82,900,652
Net Assets consist of:
Capital stock, $0.01 par value per share; total 100,000,000 shares authorized; 9,363,114 shares issued and outstanding		$ 93,631
Paid-in capital in excess of par value		108,049,442
Accumulated net investment loss		(665,857)
Undistributed net realized gain on investments		4,266,120
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currency		(28,842,684)
Net assets applicable to shares outstanding		$ 82,900,652
Net Asset Value Per Share		$ 8.85

See accompanying notes to financial statements.

Statement of Operations

For the Year Ended October 31, 2008

Investment income:
Dividends:
Unaffiliated securities (net of withholding taxes of—$50,906)	$ 2,677,726
Affiliated securities	2,545,154	$ 5,222,880
Interest		34,083
Total investment income		5,256,963
Expenses:
Investment management fee		1,074,091
Investment advisory fee		545,027
Administration fee and expenses		423,123
Custodian fees and expenses		141,617
Legal fees and expenses		129,702
Audit and tax services		106,508
Directors’ fees and expenses		89,252
Reports and notices to shareholders		60,450
Insurance expense		42,486
Transfer agency fee and expenses		11,144
Other		124,195
Total expenses		2,747,595
Net investment income		2,509,368
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains (losses) on investments:
Unaffiliated securities	(6,133,530)
Affiliated securities	14,581,753	8,448,223
Net realized foreign currency transaction losses		(531,798)
Net change in unrealized appreciation (depreciation) on investments in equity securities		(126,994,416)
Net change in unrealized appreciation (depreciation) on short-term investments and other assets and liabilities denominated in foreign currency		(59,874)
Net realized and unrealized losses from investment activities and foreign currency transactions		(119,137,865)
Net decrease in net assets resulting from operations		$ (116,628,497)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	For the Years Ended October 31,
	2008	2007
Increase (decrease) in net assets from operations:
Net investment income	$ 2,509,368	$ 1,483,475
Net realized gain (loss) on:
Investments	8,448,223	16,200,454
Foreign currency transactions	(531,798)	835,062
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(126,994,416)	62,797,734
Translation of short-term investments and other assets and liabilities denominated in foreign currency	(59,874)	(66,320)
Net increase (decrease) in net assets resulting from operations	(116,628,497)	81,250,405
Dividends and distributions to shareholders from:
Net investment income	(12,160,949)	(4,527,324)
Net realized gains from investment and foreign currency transactions	(1,391,125)	—
Total dividends and distributions to shareholders	(13,552,074)	(4,527,324)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	1,358,076	536,760
Net increase (decrease) in net assets	(128,822,495)	77,259,841
Net assets:
Beginning of year	211,723,147	134,463,306
End of year (including accumulated net investment loss and undistributed net investment income of $(665,857) and $5,372,094, respectively)	$ 82,900,652	$ 211,723,147

See accompanying notes to financial statements.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Singapore Fund, Inc. (the “Fund”) was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the “Board”) of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 2008, the Fund was subject to withholding tax, ranging from 0% to 18%, on certain income from its investments.

The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the implementation of FIN 48 did not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Management will continue to monitor the Fund’s tax positions prospectively for potential future impacts.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Forward Foreign Currency Contracts—The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no forward foreign currency contracts held in the portfolio as of October 31, 2008.

Fair Value Measurements—In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. There has been no impact to the Fund as a result of the adoption of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	—	quoted prices in active markets for identical investments
Level 2	—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$ 74,944,028	$ —
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—
Total	$ 74,944,028	$ —

As all assets of the Fund are classified as Level 1, no reconciliation of Level 3 assets as of October 31, 2008 are presented.

Investment Manager and Investment Adviser

The Fund has entered into an Investment Management Agreement (the “Management Agreement”) with DBS Asset Management (United States) Pte. Ltd. (the “Manager”). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund’s average weekly net assets and 0.66% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2008, no out-of-pocket expenses were paid to the Manager.

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Daiwa SB Investments (Singapore) Limited (the “Adviser”), which provides general and specific investment advice to the Manager with respect to the Fund’s assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund’s average weekly net assets and 0.34% of the Fund’s average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2008, no out-of-pocket expenses were paid to the Adviser.

At October 31, 2008, the Fund owed to the Manager and the Adviser $57,664 and $29,192 for management and advisory fees, respectively.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2008, expenses of $16,166 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $104,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and appoints subcustodians for the Fund’s assets held outside of the United States. DSTC has appointed DBS Bank Ltd. (“DBS Bank”), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2008, DSTC earned $32,086 and DBS Bank earned $104,139 from the Fund for their respective custodial services.

At October 31, 2008, the Fund owed to DSTC $15,677, $8,667 and $20,164 for administration, compliance and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $18,507.

During the year ended October 31, 2008, the Fund paid or accrued $129,702 for legal services, in connection with the Fund’s on-going operations, to a law firm of which the Fund’s Assistant Secretary is a consultant.

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at October 31, 2008 was $103,635,469, excluding short-term interest-bearing investments. At October 31, 2008, the net unrealized depreciation on investments, excluding short-term securities, of $(29,586,192) was composed of gross appreciation of $1,281,729 for those investments having an excess of value over cost, and gross depreciation of $30,867,921 for those investments having an excess of cost over value. For the year ended October 31, 2008, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $134,277,007 and $145,188,668, respectively.

In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments.

For the year ended October 31, 2008, the adjustments were to decrease accumulated ordinary loss by $3,613,630, decrease undistributed long-term capital gain on investments by $3,465,968 and decrease paid-in capital in excess of par value by $147,662 primarily related to the reclassification of realized foreign currency transactions, investments in passive foreign investment companies, sales of securities which received return of capital dividends, non-deductible net operating loss and non-deductible penalties. Net investment income, net realized losses and net assets were not affected by this change.

During the year ended October 31, 2008, the Fund identified certain elements of ordinary income that were erroneously recorded in prior year tax returns as capital gains or returns of capital. As a result, the Fund paid a deficiency dividend to shareholders of $2,886,777 during the year ended October 31, 2008 and interest and penalties of $686,810 and $52,530 during the years ended October 31, 2007 and October 31, 2008, respectively. The Fund incurred no income tax liability as a result of this matter.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and return of capital book/tax differences. As of October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation/Depreciation
-0-	$ 4,364,420	$ (29,606,839)

The tax character of distributions paid was as follows:

	October 31, 2008	October 31, 2007
Ordinary Income	$ 12,118,476	$ 4,527,324
Long-term Capital Gains	1,433,598	—
Total	$ 13,552,074	$ 4,527,324

Concentration of Risk

Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

At October 31, 2008, the Fund had 12,459,610 Singapore Dollars valued at $8,396,530 (10. 13% of net assets) on deposit with a single financial institution, Citibank Singapore.

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 2008, 68,148 shares were issued on January 18, 2008 at the reinvestment price of $15.33 and 20,794 shares were issued on February 21, 2008 at the reinvestment price of $15.07. The net asset values per share on those dates were $17.17 and $16.60, respectively. Of the 9,363,114 shares outstanding at October 31, 2008, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 17,398 shares.

Subsequent Event

On December 12, 2008, a dividend was declared by the Board. The distribution of $0.50 per share is payable on December 30, 2008, to shareholders of record at the close of business on December 22, 2008. The ex-dividend date is December 18, 2008.

Financial Highlights

Selected data for a share of capital stock outstanding during each year is presented below:

	For the Years Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$ 22.83	$ 14.55	$ 10.54	$ 10.20	$ 8.81
Net investment income	0.27	0.16	0.34	0.16	0.18
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(12.77)	8.61	3.84	0.40	1.31
Net increase (decrease) in net asset value resulting from operations	(12.50)	8.77	4.18	0.56	1.49
Less: dividends and distributions to shareholders
Net investment income	(1.31)	(0.49)	(0.17)	(0.22)	(0.10)
Net realized gains on investments and foreign currency transactions	(0.15)	—	—	—	—
Total dividends and distributions to shareholders	(1.46)	(0.49)	(0.17)	(0.22)	(0.10)
Dilutive effect of dividend reinvestment	(0.02)	—	—	—	—
Net asset value, end of year	$ 8.85	$ 22.83	$ 14.55	$ 10.54	$ 10.20
Per share market value, end of year	$ 8.04	$ 20.72	$ 13.34	$ 9.29	$ 8.52
Total investment return:(a)
Based on market price at beginning and end of year, assuming reinvestment of dividends	(57.49)%	60.26%	45.98%	11.80%	13.25%
Based on net asset value at beginning and end of year, assuming reinvestment of dividends	(57.53)%	61.90%	40.34%	5.95%	17.27%
Ratios and supplemental data:
Net assets, end of year (in millions)	$ 82.9	$ 211.7	$ 134.5	$ 97.1	$ 93.9
Ratios to average net assets of:
Expenses, excluding tax applicable to net investment income	1.79%	1.61%	1.86%	1.81%	1.65%
Expenses, including tax applicable to net investment income	1.82%	2.01%	—	—	—
Expenses, excluding waiver of Administration and assuming fee applicable to net investment income	1.79%	1.61%	1.86%	1.81%	1.82%
Net investment income	1.66%	0.86%	2.74%	1.47%	1.93%
Portfolio turnover	94.08%	34.78%	45.28%	34.85%	77.65%

(a)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Directors of

The Singapore Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Over-sight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

December 24, 2008

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (October 31, 2008) as to the federal tax status of any distributions received by you during such fiscal year.

During the year ended October 31, 2008 the Fund designated $1,433,598 of the distribution as a long-term capital gain distribution.

On December 12, 2008, the Board of Directors of the Fund approved an ordinary income dividend of $0.034 per share and a distribution of $0.466 per share from long-term capital gain.

There is no foreign tax deduction or credit available to shareholders for calendar year 2008.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2009.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2010 for Class I Directors, 2011 for Class II Directors and 2009 for Class III Directors, or until their successors are duly elected and qualified.

Name (Age) and Address of Directors/Officers	Principal Occupation or Employment During Past Five Years and Directorships in Publicly Held Companies	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves(1)
Directors
Austin C. Dowling (76) 672 Medford Leas Medford, NJ 08055	Retired; Director, The Thai Capital Fund, Inc., since 1990; Director, The Japan Equity Fund, Inc., since 1992.	Class III Director since 200	3
Martin J. Gruber (71) 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1992; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Class II Director since 2000	3
David G. Harmer (65) 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Thai Capital Fund, Inc., since 2000; Director, The Japan Equity Fund, Inc., since 1997.	Class I Director since 1996	3
Richard J. Herring (62) 327 South Roberts Road Bryn Mawr, PA 19010	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since 1972; Co-Director, Wharton Financial Institutions Center, since 2000; Director, Lauder Institute of International Management Studies, from 2000 to 2006; Director, The Thai Capital Fund, Inc., since 2007; Director, The Japan Equity Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds, since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	Class III Director since 2007	3
Rahn K. Porter (54) 944 East Rim Road Franktown, CO 80116	Senior Vice President and Treasurer, Qwest Communications International Inc., since June 2008; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from 2003 to 2007; Principal, RPSS Enterprises, from 2002 to 2003; Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2007.	Class II Director since 2007	3
* Masamichi Yokoi (56) Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa Securities America Inc., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006; Chairman of the Board, The Thai Capital Fund, Inc., since 2006.	Chairman of the Board and Class III Director since 2006	2
Officers

John J. O’Keefe (49) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Fund Accounting Department, Daiwa Securities Trust Company, since 2000; Vice President and Treasurer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2000.	Vice President and Treasurer of the Fund since 2000	—
Yuko Tatezawa (30) One Evertrust Plaza Jersey City, NJ 07302-3051	Vice President, Daiwa Securities Trust Company, since October 2008; Client Reporting Department of Daiwa Securities Trust Company, from 2002 to 2008; Secretary, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Secretary of the Fund since 2004	—
Anthony Cambria (54) One Evertrust Plaza Jersey City, NJ 07302-3051	Director and Executive Vice President, Daiwa Securities Trust Company, since 1999; Chief Compliance Officer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Chief Compliance Officer of the Fund since 2004	—
Leonard B. Mackey, Jr. (57) 31 West 52nd Street New York, NY 10019-6131	Consultant since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1

“Fund Complex” includes the Fund, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., which are the only registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (Singapore) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*

Director so noted is deemed by the Fund’s counsel to be “interested person” (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Yokoi is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund’s investment adviser, Daiwa SB Investments (Singapore) Ltd.

Board Consideration and Approval of Investment Advisory and Management Agreements (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors of The Singapore Fund, Inc. held on June 2, 2008, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments (Singapore) Ltd. (the “Investment Adviser”) under the Advisory Agreement and DBS Asset Management (United States) Pte. Ltd. (the “Investment Manager” and, together with the Investment Adviser, the “Advisers”) under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the over-all quality of the advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed the Fund’s performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund’s benchmark, the Straits Times Index. The Board noted that the Fund outperformed the Fund’s benchmark for the last three- and five-year periods, but underperformed the benchmark for the last one-year period. The Board further noted that, for the last 20 quarters, the Fund’s performance varied as compared to the benchmark, however, the Fund generally performed in line with, or outperformed, the benchmark. The Board concluded that the Fund’s overall performance was competitive with that of its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed the advisory fee paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the “advisory fee”). The Board also reviewed information showing the advisory fees paid by other funds managed by each of the Advisers as compared to the advisory fee paid by the Fund. The Board noted that while the Investment Manager and the Investment Adviser do not manage any other U.S. registered funds, the Investment Manager does advise approximately 20 other closed- and open-end funds that all have an advisory fee that is higher than the Fund except for one fund, and the Investment Adviser advises approximately seven other accounts that all have advisory fees that are lower than the Fund. The Board concluded that the advisory fee paid by the Fund was appropriate as compared to other funds advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board examined the advisory fees paid to other closed-end funds investing in a single country. While the fees vary widely, the advisory fee rate paid to the Fund falls generally in the middle of the range of fees paid to other closed-end funds investing in a single country. The Board concluded that the Fund’s advisory fee was competitive with these other country funds. The Board also noted that the total expense ratio of the Fund was?in the middle of the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board considered and reviewed a profitability report for each of the Advisers for the last year included in the materials provided to the Board. Based on their review of the information they received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement and Investment Management Agreement to which it is a party. The Board noted that each Adviser’s operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement and Investment Management Agreement, to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund’s assets and the Board’s confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its shareholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

BOARD OF DIRECTORS Masamichi Yokoi, Chairman Austin C. Dowling Martin J. Gruber David G. Harmer Richard J. Herring Rahn K. Porter	THE SINGAPORE FUND INC.
OFFICERS John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary
ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051	[LOGO]

INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Annual Report October 31, 2008

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer and principal financial and accounting officer. A copy of the registrant’s Code of Ethics is attached hereto as Exhibit 12(a).

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d)	The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.
(e)	Not applicable.
(f)	(1)	The Code of Ethics is attached hereto as Exhibit 12(a).
(2)	Not applicable.
(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Rahn K. Porter who is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008
	Registrant	Covered Entities(1)
Audit Fees	$84,775	N/A

Non-Audit Fees
Audit-Related Fees	–	–
Tax Fees	(2) $10,650	–
All Other Fees	–	–
Total Non-Audit Fees	$10,650	–

Total	$95,425	–

2007
	Registrant	Covered Entities(1)
Audit Fees	$83,600	N/A

Non-Audit Fees
Audit-Related Fees	–	–
Tax Fees	(2) $10,150	–
All Other Fees	–	–

Total Non-Audit Fees	$10,150	–

Total	$93,750	–

N/A- Not applicable, as not required by Item 4.

(1)

“Covered Entities” include the registrant’s investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant.

(2)	Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)

(1)           Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(e)	(2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	See table above.
(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer, Richard J. Herring and Rahn K. Porter.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The registrant’s policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Kam Yoke Meng, CFA, has been the Fund’s portfolio manager since May 2008 and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Yoke Meng joined DBS Asset Management Ltd., of which the Fund’s Investment Manager, DBS Asset Management (United States) Pte. Ltd., is a wholly owned subsidiary, in December 2007. Prior to this, he was Deputy Head of Asian Equities at Lion Capital Management Limited.

Other Accounts Managed by the Portfolio Managers. As of December 16, 2008, Mr. Yoke Meng managed six mutual funds with a total of $152 million in assets; no pooled investment vehicles other than mutual funds.

Because Mr. Yoke Meng manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the other investment companies which Mr. Yoke Meng manages may receive fees from certain funds that are higher than the fee it receives from the Fund. In those instances, Mr. Yoke Meng may have an incentive to favor the higher fee accounts over the Fund. DBS Asset Management (United States) Pte. Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Securities Ownership of Portfolio Managers. As of December 16, 2008, Mr. Yoke Meng did not beneficially own any securities in the Fund.

Portfolio Manager Compensation Structure. Mr. Yoke Meng receives a combination of base compensation and discretionary compensation. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Yoke Meng.

Generally, Mr. Yoke Meng receives a total compensation comprising an annual base salary and a variable bonus. The variable bonus takes into account Mr. Yoke Meng’s performance, DBS Asset Management’s performance as well as any other factors that may be determined by DBS Asset Management such as fund performance, contribution to the business objectives of the investment manager, the dollar amount of assets under management and client contributions, etc.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the Fund or any “affiliated purchasers” during the period of this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.
(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Singapore Fund, Inc.

By      \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: December 30, 2008

By      \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

Date: December 30, 2008

EXHIBIT 12 (a)

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR

FINANCIAL OFFICERS

I.

This Code of Ethics (the “Code”) for The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a “Fund” and collectively the “Funds”) applies to each Fund’s President and Treasurer (or persons performing similar functions) (“Covered Officers”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•

full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;
•	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund’s Board of Directors ( the “Audit Committee”).

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of a Fund. The compliance programs and procedures of a Fund and the Fund’s Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund’s securities trading activities for their personal benefit. Each Fund’s Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund’s Rule 17j-1 Code of Ethics, and this Code’s provisions should be viewed as being additional and supplemental to such programs, procedures and code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund’s Board of Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

Each Covered Officer must not:

•

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

•	cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
•

use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

•

accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

•

any ownership interest in, or any consulting or employment relationship with, any of a Fund’s service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

•

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.	Disclosure and Compliance
•	Each Covered Officer should familiarize himself with the disclosure and compliance requirements generally applicable to a Fund;
•

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund’s directors and auditors, or to governmental regulators and self-regulatory organizations;

•

Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;
•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
•	not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and
•	notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

Each Fund will follow these procedures in investigating and enforcing this Code:

•	the Audit Committee will take all appropriate action to investigate any potential violations reported to it;

•	if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;
•

if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

•	the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and
•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Changes To or Waivers of the Code

No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund’s stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund’s securities are listed.

VI.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.	Amendments

Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.	Internal Use

The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.

_________________________

Date:_____________________

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.:
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 30, 2008

By      \s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Masamichi Yokoi, certify that:

1.	I have reviewed this report on Form N-CSR of The Singapore Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 30, 2008

By      \s\ Masamichi Yokoi

Masamichi Yokoi, Chairman

EXHIBIT B (2)

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President and Treasurer of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: December 30, 2008

By      \s\ John J. O’Keefe

John J. O’Keefe

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT B (2)

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Singapore Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended October 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: December 30, 2008

By      \s\ Masamichi Yokoi

Masamichi Yokoi

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

EXHIBIT 12 (c)

The Singapore Fund, Inc.

Proxy Voting Policy and Procedures

The Board of Directors of The Singapore Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by DBS Asset Management. (the “Investment Manager”).

I.	Policy

It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager’s general management of the Fund’s assets, subject to the Board’s continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy.

A. Review of Investment Manager’s Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest1, the Investment

_________________________

1 it is used in this document, the term “conflict of interest” refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the Fund which could potentially compromise the Investment Manager’s independence of judgment and action with respect to the voting of the proxy.

Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund’s shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.	Disclosures
A.	The Fund shall include in its annual report filed on Form N-CSR:
1.

a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.

a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

3.

a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

_________________________

2 Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

VII.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: November 25, 2003

Proxy voting policy for DBS Asset Management (United Stated) Pte. Ltd.

Statement of Policies and Procedures for

Voting Proxies

Introduction

As a registered investment adviser, DBS Asset Management (United Stated) Pte. Ltd. (“DBSAM,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

DBSAM recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

DBSAM is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of DBSAM for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

It is the general policy of DBSAM to support management of the companies in which it invests and will cast votes in accordance with management’s proposals. However, DBSAM reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. DBSAM believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, DBSAM will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: DBSAM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

Corporate Governance: DBSAM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: DBSAM recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: DBSAM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

Our portfolio management team is responsible for the coordination of DBSAM’s proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how DBSAM will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

The Product managers will implement the Proxy voting policies by instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of Legal, Compliance and Risk Management Departments. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

DBSAM recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that oversight by the Proxy Voting Committee ensures that proxies are voted with only our clients’ best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

The portfolio management team will refer to Legal and Compliance Departments any proxy votes that are issued by existing clients or where DBSAM holds a significant voting percentage of the company. The Legal and Compliance Departments will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.

If our proposed vote is contrary to our stated proxy voting policy and is consistent with management’s recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. DBSAM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Record

Clients may obtain information on how DBSAM voted with respect to their proxies by contacting our Client services team at DBS Asset Management (United Stated) Pte. Ltd., 8 Cross St. #27-01, PWC Building, Singapore 048424, Tel No. 65-68787811, Fax No. 65-65345183 or email dbsasset@dbs.com.